UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 9, 2012 (December 27, 2011)
Date of Report (Date of earliest event reported)

MGP Ingredients, Inc.
(Exact Name of Registrant as Specified in its Charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Cray Business Plaza 100 Commercial Street Box 130 Atchison, Kansas 66002
(Address of Principal Executive Offices)(Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 28, 2011, MGP Ingredients, Inc. (the “Registrant”), filed a Form 8-K (the “Original 8-K”) to report that on December 27, 2011, MGPI of Indiana, LLC (“Purchaser”), a wholly-owned subsidiary of Registrant, closed its previously-announced acquisition of substantially all of the assets of Lawrenceburg Distillers Indiana, LLC (“Seller”) used or held for use by it in its alcohol beverage distillery business, which produces customized and premium grade whiskeys, gin, and grain neutral spirits, and related bulk barrel storage facilities, blending operations and a tank farm, all located in Greendale and Lawrenceburg, Indiana, and a grain elevator operation in Rushville, Indiana (the “Distillery Business”). Purchaser also assumed certain specified liabilities described in the Asset Purchase Agreement, dated October 20, 2011, between Purchaser, Seller and Angostura US Holdings Limited.

The purpose of this amendment to the Original 8-K is to provide the historical financial statements of Seller's Distillery Business required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which information was excluded from the Original 8-K in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited carve-out financial statements of Seller for the Distillery Business as of December 31, 2010 and for the year ended December 31, 2010 and accompanying notes thereto are included as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited carve-out financial statements of Seller for the Distillery Business as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 and accompanying notes thereto are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.3 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011;

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended June 30, 2011 and for the three months ended September 30, 2011; and

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit No.	Description
23.1*	Consent of Independent Registered Public Accounting Firm
99.1*	Audited financial carve-out statements of Seller for the Distillery Business as of December 31, 2010 and for the year ended December 31, 2010 and accompanying notes thereto.
99.2*	Unaudited financial carve-out statements of Seller for the Distillery Business as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 and accompanying notes thereto.
99.3*
Unaudited Pro Forma Combined Financial Statements as of September 30, 2011 and for the fiscal year ended June 30, 2011 and for the three months ended September 30, 2011, respectively, and accompanying notes thereto.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC. (Registrant)

March 9, 2012	By:	/s/ Timothy W. Newkirk
Timothy W. Newkirk, President and Chief Executive Officer